Financial instruments	6 Months Ended
Jun. 30, 2026
Fair Value Disclosures [Abstract]
Financial instruments	Financial instruments
(a)Fair value of financial instruments

(millions of U.S. dollars)
June 30, 2026	Carrying amount	Fair value	Level 1	Level 2	Level 3
Long-term investments carried at fair value	$2.0	$2.0	$2.0	$—	$—
Contingent consideration	83.7	83.7	—	—	83.7
Derivative instruments:
Interest rate swaps designated as a hedge	94.5	94.5	—	94.5	—
Commodity contracts for regulated operations	0.1	0.1	—	0.1	—
Total derivative instruments	94.6	94.6	—	94.6	—
Total financial assets	$180.3	$180.3	$2.0	$94.6	$83.7
Long-term debt	$6,115.1	$6,186.7	$2,021.9	$4,164.8	$—
Derivative instruments:
Interest rate swaps designated as a hedge	22.2	22.2	—	22.2	—
Commodity contracts for regulated operations	0.6	0.6	—	0.6	—
Total derivative instruments	22.8	22.8	—	22.8	—
Total financial liabilities	$6,137.9	$6,209.5	$2,021.9	$4,187.6	$—
17.Financial instruments (continued)
(a)Fair value of financial instruments (continued)

(millions of U.S. dollars)
December 31, 2025	Carrying amount	Fair value	Level 1	Level 2	Level 3
Long-term investments carried at fair value	$2.1	$2.1	$2.1	$—	$—
Other receivables	0.7	0.7	—	0.7	—
Contingent consideration	79.4	79.4	—	—	79.4
Derivative instruments:
Interest rate swaps designated as a hedge	83.0	83.0	—	83.0	—
Total financial assets	$165.2	$165.2	$2.1	$83.7	$79.4
Long-term debt	$6,168.9	$6,201.6	$2,035.6	$4,166.0	$—
Convertible debentures	0.3	0.3	0.3	—	—
Derivative instruments:
Interest rate swaps designated as a hedge	16.7	16.7	—	16.7	—
Commodity contracts for regulated operations	0.8	0.8	—	0.8	—
Total derivative instruments	17.5	17.5	—	17.5	—
Total financial liabilities	$6,186.7	$6,219.4	$2,035.9	$4,183.5	$—
The Company has determined that the carrying value of its short-term financial assets and liabilities approximates the fair value as of June 30, 2026 and December 31, 2025 due to the short-term maturity of these instruments.
The Company's Level 1 fair value of long-term debt is measured at the closing price on the New York Stock Exchange and the Canadian over-the-counter closing price. The Company's Level 2 fair value of long-term debt at fixed interest rates has been determined using a discounted cash flow method and current interest rates.
The Company's Level 2 fair value derivative instruments primarily consist of swaps, options and forward physical derivatives where market data for pricing inputs are observable. Level 2 pricing inputs are obtained from various market indices and utilize discounting based on quoted interest rate curves, which are observable in the marketplace.
The Company's Level 3 fair value contingent consideration relates to the earn-out component recognized from the Renewables Sale. The fair value of the contingent consideration was determined using a discounted cash flow approach. The significant unobservable inputs used in the fair value measurement of the contingent consideration were the forward-looking Electric Reliability Council of Texas energy curves used to construct the expected cash flows and the discount rate applied to these cash flows, which was 11%.
(b)Derivative instruments
Derivative instruments are recognized on the unaudited interim condensed consolidated balance sheets as either assets or liabilities and measured at fair value at each reporting period.
(i)Commodity derivatives - regulated accounting
The Company uses derivative financial instruments to reduce the cash flow variability associated with the purchase price for a portion of future natural gas purchases associated with its regulated natural gas and electric service territories. The Company's strategy is to minimize fluctuations in natural gas sale prices to regulated customers. As at June 30, 2026, the commodity volume, in dekatherms, associated with the above derivative contracts is 1,526,516.
17.Financial instruments
(b)Derivative instruments (continued)
(i)Commodity derivatives - regulated accounting (continued)
The accounting for these derivative instruments is subject to guidance for rate-regulated enterprises. Therefore, the fair value of these derivatives is recorded as current or long-term assets and liabilities, with offsetting positions recorded as regulatory assets and regulatory liabilities in the unaudited interim condensed consolidated balance sheets. Most of the gains or losses on the settlement of these contracts are included in the calculation of the fuel and commodity cost adjustments. As a result, the changes in fair value of these natural gas derivative contracts and their offsetting adjustment to regulatory assets and liabilities had no earnings impact.
(ii)Cash flow hedges
The Company mitigates the risk that interest rates will increase over the life of certain term loan facilities by entering into the following interest rate swap contracts. For an interest rate swap or cross-currency interest rate swap designated as hedging the exposure to variable cash flows of a future transaction, the effective portion of this derivative's gain or loss is initially reported as a component of OCI and subsequently reclassified into earnings once the future transaction impacts earnings. Amounts for interest rate contracts are reclassified to earnings as interest expense over the term of the related debt.

(millions of dollars)
Derivative	Notional quantity		Expiry	Hedged item
Forward-starting interest rate swap		$350.0	July 2029	$350.0 subordinated unsecured notes
Cross-currency interest rate swap	C$	400.0	January 2032	C$400.0 subordinated unsecured notes
Forward-starting interest rate swap		$750.0	April 2032	$750.0 subordinated unsecured notes
The following table summarizes OCI attributable to derivative financial instruments designated as a cash flow hedge:

	Three months ended June 30,		Six months ended June 30,
(millions of U.S. dollars)	2026	2025	2026	2025
Effective portion of cash flow hedge	$16.3	$(1.8)	$15.7	$(22.2)
Amortization of cash flow hedge	0.1	(0.3)	0.1	(0.6)
Amounts reclassified from AOCI	(6.1)	(0.2)	(11.1)	(0.4)
	$10.3	$(2.3)	$4.7	$(23.2)
The Company expects $2.9 million of unrealized losses currently in AOCI to be reclassified, net of taxes, into investment loss, interest expense and derivative gains, within the next 12 months, as the underlying hedged transactions settle.
(iii)Other derivatives and risk management
In the normal course of business, the Company is exposed to financial risks that potentially impact its operating results. The Company employs risk management strategies with a view to mitigating these risks to the extent possible on a cost-effective basis. Derivative financial instruments are used to manage certain exposures to fluctuations in exchange rates, interest rates and commodity prices. The Company does not enter into derivative financial agreements for speculative purposes. For derivatives that are not designated as hedges, the changes in the fair value are immediately recognized in earnings.
17.Financial instruments (continued)
(b)Derivative instruments (continued)
(iii)Other derivatives and risk management (continued)
The effects on the unaudited interim condensed consolidated statements of operations of derivative financial instruments not designated as hedges consist of the following:

	Three months ended June 30,		Six months ended June 30,
(millions of U.S. dollars)	2026	2025	2026	2025
Amortization of cash flow hedge	$0.1	$(0.3)	$0.1	$(0.6)
Unrealized gain (loss) on commodity contracts	(0.1)	0.6	(0.1)	(6.3)
Gain (loss) on derivative financial instruments	$—	$0.3	$—	$(6.9)